UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Assured Guaranty Ltd.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M29639-P04863 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. ASSURED GUARANTY LTD. Meeting Information *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 4, 2011. Meeting Type: Annual For holders as of: March 9, 2011 Date: May 4, 2011 Time: 8:00 AM Atlantic Time Location: Fairmont Hamilton Princess Hotel 76 Pitts Bay Road Hamilton, Bermuda See the reverse side of this notice to obtain proxy materials and voting instructions.

M29640-P04863 Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 20, 2011 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Before You Vote How to Access the Proxy Materials NOTICE AND PROXY STATEMENT ANNUAL REPORT Proxy Materials Available to VIEW or RECEIVE: XXXX XXXX XXXX XXXX XXXX XXXX Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. How To Vote Please Choose One of the Following Voting Methods XXXX XXXX XXXX

Voting Items The Board of Directors recommends you vote 1 year on the following proposal: NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 3. To approve, on a non-binding, advisory basis, executive compensation. 4. For frequency of future non-binding votes on executive compensation. 5. Ratification of PricewaterhouseCoopers LLP ("PwC") as the Company's independent auditors for the fiscal year ending December 31, 2011. 01) Francisco L. Borges 02) Patrick W. Kenny 03) Robin Monro-Davies 04) Michael T. O'Kane 1A. Election of Directors of the Company Nominees: The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR the following proposals: 05) Howard Albert 06) Robert A. Bailenson 07) Russell B. Brewer II 08) Gary Burnet 1B. Authorizing the Company to vote for directors of our subsidiary, Assured Guaranty Re Ltd. ("AG Re"): Nominees: 09) Dominic J. Frederico 10) James M. Michener 11) Robert B. Mills 12) Kevin Pearson 2. To approve an amendment to the Company's Bye-Laws to provide for the annual election of directors. The Board of Directors recommends you vote FOR the following proposals: 6. Authorizing the Company to vote for the appointment of PwC as AG Re's independent auditors for the fiscal year ending December 31, 2011. M29641-P04863

M29642-P04863 Voting Instructions